SEMIANNUAL REPORT JUNE 30, 2002



GOVERNMENT SECURITIES
PORTFOLIO


A Series of Panorama Series Fund, Inc.





                                  [LOGO OMITTED]
                                           OPPENHEIMERFUNDS[REGISTRATION MARK]
                                           The Right Way to Invest

GOVERNMENT SECURITIES PORTFOLIO


================================================================================
OBJECTIVE
PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities.

================================================================================
NARRATIVE BY ANGELO MANIOUDAKIS, BENJAMIN GORD, CHARLES MOON AND CALEB WONG, CO-PORTFOLIO MANAGERS
As new members of the OppenheimerFunds' team of portfolio managers, we're extremely pleased to have inherited a Portfolio which exhibited strong performance during the six-month period ended June 30, 2002.(1)

   We assumed direction of Government Securities Portfolio on April 23, 2002, not long after three of us--Angelo Manioudakis, Benjamin Gord and Charles Moon--joined OppenheimerFunds. Previously, we managed portfolios for an institutional fixed-income asset manager, and we brought with us the very disciplined approach we utilized there. Along with a fourth team member, Caleb Wong, we set about applying our approach to the Portfolio.

   Our approach is based in the belief that because the bond market is so complex, four heads are better than one when it comes to multi-sector bond funds. Each of us has expertise in a major bond market sector, which helps us select the best values within those sectors. In-depth knowledge of each sector and how it behaves under various interest-rate and economic scenarios also helps us make better decisions, as a group, about sector allocations and where to focus on the yield curve.

   At the same time, we utilize programs that isolate the various risks in the Portfolio. These programs, which we've developed over time, also estimate the portfolio's interest rate sensitivity, as well as a number of other, more sophisticated measures of individual risks. Overall, we look for the best values while using these tools to tell us what our risk exposures are. Then, we can adjust the exposures to acceptable levels. Our analytical tools allow us to be fairly precise about these checks and balances.

   As for this reporting period, bond markets generally performed well. Treasuries were fairly stable. However, the Fund's positive performance was derived mainly from the portfolio's overweighting in mortgage-backed securities, which outperformed during the period. Performance was also helped by the modest increase in interest rates as the portfolio's duration was slightly shortened during this period.





1. Total returns include changes in net asset value per share but do not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account, and can be provided by the separate account product sponsor.



2  GOVERNMENT SECURITIES PORTFOLIO

   As for the future, our strategy doesn't focus on trying to forecast macroeconomic moves. Instead, we gauge what the market is anticipating, or what assumptions about economic growth and interest rates are embedded in securities prices, and look for opportunities to position against extreme forecasts. In this regard, we take advantage of the fact that the market, when making extreme forecasts, is generally not accurate in it's predictions. Right now, the market appears to expect higher interest rates and a flatter yield curve (i.e., smaller differences between short- and long-term yields) by year-end. The magnitude of these forecasts are small in nature, so we have targeted a neutral posture with regards to the interest rate and yield curve positioning of the Portfolio. As we move forward, we will continue to reposition the Portfolio for continued strong performance and are confident that Government Securities Portfolio remains a key part of THE RIGHT WAY TO INVEST.










IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, THE PORTFOLIO'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN.

The Portfolio's holdings are subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



3  GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  JUNE 30, 2002 / UNAUDITED


                                           PRINCIPAL      MARKET VALUE
                                              AMOUNT        SEE NOTE 1
======================================================================
MORTGAGE-BACKED OBLIGATIONS--15.8%
----------------------------------------------------------------------
GOVERNMENT AGENCY--15.8%
----------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--10.2%
Federal Home Loan Mortgage
   Corp., 10.50%, 10/1/20                 $   32,249       $    36,741
Federal Home Loan Mortgage
   Corp., Gtd. Multiclass Mtg.
   Participation Certificates,
   6.50%, 12/1/28                            767,471           785,905
Federal National Mortgage Assn.:
   6.50%, 2/1/09                           1,109,438         1,138,288
   7.50%, 9/1/22                              62,890            66,604
                                                           -----------
                                                             2,027,538
----------------------------------------------------------------------
GNMA/GUARANTEED--5.6%
Government National Mortgage
   Assn., 7%, 10/15/23                     1,055,038         1,103,366
                                                           -----------
Total Mortgage-Backed Obligations (Cost $2,984,587)          3,130,904

======================================================================
U.S. GOVERNMENT OBLIGATIONS--80.2%
Federal Home Loan Bank Unsec.
   Bonds, Series S706, 5.375%,
   5/15/06                                 1,500,000         1,569,291
Financing Corp. Debs., FICO Strips:
   Series 13, Zero Coupon,
   6.71%, 12/27/02(1)                      1,200,000         1,188,804
   Series 13, Zero Coupon,
   6.77%, 12/27/06(1)                      1,000,000           820,940
Resolution Funding Corp.,
   Zero Coupon Strip Bonds,
   6.18%, 7/15/04(1)                       1,500,000         1,408,631
   Zero Coupon Strip Bonds,
   6.23%, 7/15/05                            489,000           437,708
U.S. Treasury Bonds:
   6.875%, 8/15/25                         1,050,000         1,210,490
   7.50%, 11/15/16(2)                      1,075,000         1,294,039
   8.125%, 8/15/19                           500,000           640,605
   9.25%, 2/15/16                          1,200,000         1,649,477
U.S. Treasury Nts.:
   4.625%, 5/15/06                         1,700,000         1,751,532
   6.50%, 2/15/10                          1,300,000         1,453,651
   7.875%, 11/15/04                        2,255,000         2,499,743
                                                           -----------
Total U.S. Government Obligations (Cost $14,785,735)        15,924,911




                                           PRINCIPAL      MARKET VALUE
                                              AMOUNT        SEE NOTE 1
======================================================================
REPURCHASE AGREEMENTS--3.0%
Repurchase agreement with Zion
   Bank/Capital Markets Group,
   1.87%, dated 6/28/02, to be
   repurchased at $601,094 on 7/1/02,
   collateralized by U.S. Treasury
   Nts., 6.50%, 10/15/06, with a
   value of $597,363 and U.S.
   Treasury Bills, 9/5/02, with a
   value of $16,654 (Cost $601,000)       $  601,000       $   601,000
----------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $18,371,322)                           99.0%       19,656,815
----------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                  1.0           189,120
                                          ----------------------------

NET ASSETS                                     100.0%      $19,845,935
                                          ============================






FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Zero coupon bond reflects effective yield on the date of purchase.
2. Securities with an aggregate market value of $240,751 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






4  GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  UNAUDITED


JUNE 30, 2002
===========================================================================================================
ASSETS
Investments, at value (cost $18,371,322)-- see accompanying statement                          $19,656,815
-----------------------------------------------------------------------------------------------------------
Cash                                                                                                   216
-----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                    188,062
Shares of capital stock sold                                                                           148
Other                                                                                               11,420
                                                                                               ------------
Total assets                                                                                    19,856,661

===========================================================================================================
LIABILITIES
Payables and other liabilities:
Legal, auditing and other professional fees                                                          5,003
Shares of capital stock redeemed                                                                     3,937
Transfer and shareholder servicing agent fees                                                        1,511
Daily variation on futures contracts                                                                    44
Directors' compensation                                                                                 42
Other                                                                                                  189
                                                                                               ------------
Total liabilities                                                                                   10,726

===========================================================================================================
NET ASSETS                                                                                     $19,845,935
                                                                                               ============

===========================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                           $    18,128
-----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                      18,904,694
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                413,845
-----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                          (789,145)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       1,298,413
                                                                                               ------------
NET ASSETS--applicable to 18,128,162 shares of capital stock outstanding                       $19,845,935
                                                                                               ============

===========================================================================================================
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                             $1.09
                                                                                                     ======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






5  GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  UNAUDITED


FOR THE SIX MONTHS ENDED JUNE 30, 2002
==============================================================================================
INVESTMENT INCOME
Interest                                                                             $514,981

==============================================================================================
EXPENSES
Management fees                                                                        50,212
----------------------------------------------------------------------------------------------
Accounting service fees                                                                 7,500
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                           6,495
----------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                             3,700
----------------------------------------------------------------------------------------------
Directors' compensation                                                                 1,624
----------------------------------------------------------------------------------------------
Shareholder reports                                                                     1,156
----------------------------------------------------------------------------------------------
Other                                                                                     329
                                                                                     ---------
Net expenses                                                                           71,016

==============================================================================================
NET INVESTMENT INCOME                                                                 443,965

==============================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments                                                                            27,185
Closing of futures contracts                                                            5,628
                                                                                     ---------
Net realized gain                                                                      32,813

----------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  276,163
                                                                                     ---------
Net realized and unrealized gain                                                      308,976

==============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $752,941
                                                                                     =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





6  GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS            YEAR
                                                                                                    ENDED           ENDED
                                                                                            JUNE 30, 2002    DECEMBER 31,
                                                                                              (UNAUDITED)            2001
==========================================================================================================================
OPERATIONS
Net investment income                                                                         $   443,965     $   656,408
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                  32,813         343,009
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                             276,163         206,255
                                                                                              ----------------------------
Net increase in net assets resulting from operations                                              752,941       1,205,672

==========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                             (963,732)     (1,112,769)

==========================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets resulting from capital stock transactions                 1,072,948         (13,063)

==========================================================================================================================
NET ASSETS
Total increase                                                                                    862,157          79,840
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                            18,983,778      18,903,938
                                                                                              ----------------------------
End of period (including undistributed net investment
income of $413,845 and $933,612, respectively)                                                $19,845,935     $18,983,778
                                                                                              ============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.





7  GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS


                                            SIX MONTHS                                                                  YEAR
                                                 ENDED                                                                 ENDED
                                         JUNE 30, 2002                                                          DECEMBER 31,
                                           (UNAUDITED)          2001          2000          1999          1998          1997
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 1.11        $ 1.10        $ 1.05        $ 1.13        $ 1.11        $ 1.09
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .02           .04           .07           .07           .06           .07
Net realized and unrealized gain (loss)            .02           .04           .05          (.09)          .03           .02
                                                -----------------------------------------------------------------------------
Total from investment operations                   .04           .08           .12          (.02)          .09           .09
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.06)         (.07)         (.07)         (.06)         (.07)         (.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $1.09         $1.11         $1.10         $1.05         $1.13         $1.11
                                                 ============================================================================

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)               3.42%         7.23%        12.36%        (1.73)%        8.14%         8.82%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $19,846       $18,984       $18,904       $20,150       $24,923       $23,719
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $19,292       $18,805       $18,702       $22,683       $24,044       $23,034
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             4.64%         3.49%         6.07%         5.80%         5.64%         5.96%
Expenses                                          0.74%         0.79%         0.74%         0.70%         0.68%(3)      0.67%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              5%           19%           31%           14%           43%            0%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






8  GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  UNAUDITED

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

   The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Portfolio, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

   As of June 30, 2002, the Portfolio had available for federal income tax purposes an estimated unused capital loss carryforward of $801,175. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.





9  GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
As of December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

           EXPIRING
           --------------------------------
              2002                 $187,580
              2003                  120,749
              2005                  103,711
              2006                   62,129
              2007                  335,952
                                   --------
             Total                 $810,121
                                   ========

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because paydown gains and losses are treated as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


================================================================================
2. SHARES OF CAPITAL STOCK
The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                        SIX MONTHS ENDED JUNE 30, 2002       YEAR ENDED DECEMBER 31, 2001
                                                              SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold                                                       1,308,098       $ 1,442,524        3,017,758       $ 3,326,540
Dividends and/or distributions reinvested                    917,840           963,732        1,039,970         1,112,769
Redeemed                                                  (1,217,576)       (1,333,308)      (4,061,125)       (4,452,372)
                                                          ----------------------------------------------------------------
Net increase (decrease)                                    1,008,362       $ 1,072,948           (3,397)      $   (13,063)
                                                          ================================================================





10  GOVERNMENT SECURITIES PORTFOLIO

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $2,587,156 and $918,187, respectively.


================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million. The Portfolio's management fee for the six months ended June 30, 2002 was an annualized rate of 0.525%.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a $22.50 per account fee. Additionally, portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of the portfolio. This undertaking may be amended or withdrawn at any time.


================================================================================
5. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.





11  GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED


================================================================================
5. FUTURES CONTRACTS Continued
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2002, the Portfolio had outstanding futures contracts as follows:

                                              EXPIRATION          NUMBER OF       VALUATION AS OF         UNREALIZED
CONTRACT DESCRIPTION                               DATES          CONTRACTS         JUNE 30, 2002       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE

90-Day Euro                                     12/16/02                  2            $  488,650            $ 1,925
90-Day Euro                                      3/17/03                  6             1,458,675              8,987
U.S. Treasury Nts., 10 yr.                       9/19/02                  1               107,234              2,008
                                                                                                            ---------
                                                                                                             $12,920
                                                                                                            =========




12  GOVERNMENT SECURITIES PORTFOLIO

SHAREHOLDER MEETING  UNAUDITED

On June 10, 2002, a shareholder meeting was held at which all of the nominated Directors were elected and all proposals were approved by shareholders as described in the Company's proxy statement for that meeting. The following is a report of the votes cast:


PROPOSAL NO. 1

NOMINEE                                               FOR                         WITHHELD                            TOTAL
-----------------------------------------------------------------------------------------------------------------------------
James C. Swain                            554,453,294.637                   23,822,865.769                  578,276,160.406
John V. Murphy                            555,411,186.743                   22,864,973.663                  578,276,160.406
William L. Armstrong                      554,656,590.095                   23,619,570.311                  578,276,160.406
Robert G. Avis                            554,199,464.856                   24,076,695.550                  578,276,160.406
George C. Bowen                           555,097,620.087                   23,178,540.319                  578,276,160.406
Edward L. Cameron                         555,692,201.900                   22,583,958.506                  578,276,160.406
Jon S. Fossel                             555,363,483.510                   22,912,676.896                  578,276,160.406
Sam Freedman                              555,098,773.718                   23,177,386.688                  578,276,160.406
F. William Marshall, Jr.                  555,644,454.928                   22,631,705.478                  578,276,160.406


PROPOSAL NO. 2
Approval of the elimination of certain fundamental investment policies of the
Portfolio:


                              FOR                  AGAINST                          ABSTAIN                              TOTAL
------------------------------------------------------------------------------------------------------------------------------
(a) Amendment of the fundamental investment policy with respect to issuing senior securities:

                   15,640,588.704            1,204,064.581                      429,867.801                     17,274,521.086
(b) Elimination of the fundamental investment policy with respect to investing in a company for the purpose of acquiring control:

                   14,994,355.215            1,808,377.036                      471,788.836                     17,274,521.087
(c) Elimination of the fundamental investment policy with respect to investing in other investment companies:

                   14,538,312.072            1,615,478.769                    1,120,730.245                     17,274,521.086
(d) Amendment of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, real estate and commodities:

                   14,572,972.570            1,484,014.971                    1,217,533.545                     17,274,521.086
(e) Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:

                   14,152,716.001            2,645,132.926                      476,672.158                     17,274,521.085
(f) Elimination of the fundamental investment policy with respect to investing in securities of foreign issuers:

                   13,964,547.395            1,853,593.521                    1,456,380.170                     17,274,521.086
(g) Amendment of the fundamental investment policy with respect to borrowing:

                   14,149,681.923            1,860,501.261                    1,264,337.901                     17,274,521.085





13  GOVERNMENT SECURITIES PORTFOLIO

SHAREHOLDER MEETING  UNAUDITED / CONTINUED


(h) Elimination of the fundamental investment policy with respect to pledging, mortgaging or hypothecating assets:

                   13,867,684.161            2,110,932.418                    1,295,904.506                     17,274,521.085
(i) Amendment of the fundamental investment policy with respect to lending:

                   14,228,822.644            1,749,793.936                    1,295,904.506                     17,274,521.086






14  GOVERNMENT SECURITIES PORTFOLIO

GOVERNMENT SECURITIES PORTFOLIO



A SERIES OF PANORAMA SERIES FUND, INC.
================================================================================
DIRECTORS AND OFFICERS   James C. Swain, Director, CEO and Chairman of the Board
                         John V. Murphy, President and Director
                         William L. Armstrong, Director
                         Robert G. Avis, Director
                         George C. Bowen, Director
                         Edward L. Cameron, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Beverly L. Hamilton, Director
                         Robert J. Malone, Director
                         F. William Marshall, Jr., Director
                         Angelo Manioudakis, Vice President
                         David Negri, Vice President
                         Robert G. Zack, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Katherine P. Feld, Assistant Secretary
                         Kathleen T. Ives, Assistant Secretary
                         Denis R. Molleur, Assistant Secretary


================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AGENT           OppenheimerFunds Services

================================================================================
INDEPENDENT AUDITORS     Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Portfolio without examination of those records by the independent auditors.

                         For more complete information on Government Securities Portfolio, please refer to the Prospectus. To obtain a copy or for information on how to obtain a separate account prospectus, call OppenheimerFunds, Inc. at 1.800.981.2871.






15  GOVERNMENT SECURITIES PORTFOLIO

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